Other matters	6 Months Ended
Sep. 30, 2019
Other matters
Other matters

14   Other matters

Vodafone Spain

On 25 April 2019, Vodafone Spain and Orange signed a new mobile and fixed network sharing agreement in Spain, which will strengthen their existing partnership and enable the faster deployment of 5G over a wider geographic area. The agreement establishes a more economically efficient investment model for future network deployment, is more environmentally sensitive and will bring the benefit of more rapid 5G adoption to the Spanish economy.

Vodafone Germany

On 12 June 2019, Vodafone Germany acquired radio spectrum for next-generation 5G mobile networks at the Federal Network Agency auction for a total cost of €1.88 billion. It secured 90 MHz in the 3.6 GHz band and 40 MHz of 2100 MHz spectrum.

Vodafone UK

On 24 July 2019, Vodafone UK and O2 Telefónica UK Limited ("O2") announced an agreement to share 5G active equipment, such as radio antennas, on joint network sites across the UK. This means more people will get 5G sooner, helping to build a competitive digital economy and encouraging innovative new services that use 5G's speed and greater reliability.

In addition, Vodafone UK and O2 are proceeding to explore potential monetisation options for the parties' 50:50 jointly owned passive tower infrastructure.

Vodafone Italy

On 26 July 2019, Vodafone Italy and Telecom Italia Group ("TIM") announced the creation of an active network sharing partnership for 4G and 5G and the expansion of their existing passive sharing agreement.

Vodafone also agreed to merge its passive tower infrastructure in Italy ("Vodafone Italy Towers") into INWIT SpA ("INWIT") (the "Combination"). As part of the Combination, Vodafone will receive a cash consideration of €2,140 million and a 37.5% shareholding in the combined entity, which will remain listed on the Milan Stock Exchange. Vodafone and TIM intend to retain joint control of INWIT, but over time will consider jointly reducing their respective ownership levels from 37.5% to a minimum of 25.0%. The combination is subject to regulatory approval.

European tower infrastructure

On 26 July 2019, Vodafone announced that its’ European tower infrastructure will be legally separated into a new organisation with a dedicated management team. Preparations are underway for a variety of monetisation alternatives, to be executed during the next 15 months (depending on market conditions), including a potential IPO.

Vodafone New Zealand

On 31 July 2019, Vodafone completed the sale of 100% of Vodafone New Zealand Limited to a consortium comprising Infratil Limited and Brookfield Asset Management Inc. for a cash consideration equivalent to an Enterprise Value of NZ$3.4 billion  (€2.0 billion).

Vodafone and Vodafone New Zealand have now entered into a Partner Market agreement, which includes use of the Vodafone brand, preferential roaming arrangements, access to Vodafone's global IoT platform and central procurement function, and a range of services for the business and consumer markets.

Board changes

David Thodey was appointed as a Non-Executive Director with effect from 1 September 2019.

Samuel Jonah KBE did not seek re-election as a Non-Executive Director at the annual general meeting held on 23 July 2019 and therefore ceased to be a Director on that date.